UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 15, 2013

CROCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7477 East Dry Creek Parkway Niwot, Colorado	80503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 848-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 15th and 16th, 2013, members of management of Crocs, Inc. (the “Company”) will meet with investors and analysts at the ICR Xchange Conference in Miami Beach, Florida. During these meetings, the Company expects to present a corporate overview and financial update, which presentation includes, among other things, the Company’s current expectation that revenue for the quarter ended December 31, 2012 will be in line with previous guidance of $220 million. A copy of the presentation is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-looking statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include the statement regarding expected revenue. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: macroeconomic issues, including, but not limited to, the current global financial conditions; the effect of competition in our industry; our ability to effectively manage our future growth or declines in revenue; changing fashion trends; our ability to maintain and expand revenues and gross margin; our ability to accurately forecast consumer demand for our products; our ability to develop and sell new products; our ability to obtain and protect intellectual property rights; the effect of potential adverse currency exchange rate fluctuations and other international operating risks; our ability to open and operate additional retail locations; and other factors described in our most recent annual report on Form 10-K under the heading “Risk Factors” and our subsequent filings with the Securities and Exchange Commission. Readers are encouraged to review that section and all other disclosures appearing in our filings with the Securities and Exchange Commission. We do not undertake any obligation to update publicly any forward-looking statements, including, without limitation, any estimate regarding revenues or earnings, whether as a result of the receipt of new information, future events, or otherwise.

Item 7.01 Regulation FD Disclosure.

The information above in Item 2.02 of this Current Report is hereby incorporated by reference in this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Presentation materials to be used by members of management of Crocs, Inc. during investor and analyst meetings to be held on January 15th and 16th, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: January 15, 2013	By:	/s/ Jeffrey J. Lasher
Jeffrey J. Lasher
Senior Vice President – Finance, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials to be used by members of management of Crocs, Inc. during investor and analyst meetings to be held on January 15, 2013.